UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015 (August 4, 2015)

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On August 4, 2015, pursuant to its rights under California law as a holder of record and beneficial owner of approximately 1.25% of the shares of common stock, no par value, of Depomed, Inc., a California corporation (“Depomed”), that has filed a Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), Horizon Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of Horizon Pharma plc, an Irish public limited company (“Horizon Pharma”), delivered a formal request to Depomed requesting a complete record and/or list of Depomed’s shareholders. Depomed has five business days to comply with the request.

Additional Information

This communication does not constitute an offer to buy or solicitation of any offer to sell or vote securities. This communication relates to a solicitation by Horizon Pharma of Depomed’s shareholders to call the special shareholders meeting to consider the principal proposals described above and a proposal which Horizon Pharma has made for a business combination transaction with Depomed. On August 3, 2015, Horizon Pharma filed a preliminary solicitation statement and accompanying WHITE proxy card with the SEC with respect to the solicitation of proxies to call a special meeting of shareholders (including any amendments and supplements, the “Special Meeting Solicitation Statement”). Subject to further developments, Horizon Pharma may file one or more amendments to the Special Meeting Solicitation Statement and additional solicitation statements and/or one or more proxy statements or other documents with the SEC in connection with such special shareholders meeting, and Horizon Pharma (and, if a negotiated transaction is agreed upon, Depomed) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC in connection with the proposed transaction. This communication is not a substitute for any solicitation statement, proxy statement or other document filed with the SEC in connection with such special shareholders meeting or any registration statement, prospectus, proxy statement or other document Horizon Pharma and/or Depomed may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HORIZON PHARMA AND DEPOMED ARE URGED TO READ CAREFULLY THE SPECIAL MEETING SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER SOLICITATION STATEMENTS, PROXY STATEMENTS AND DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL SHAREHOLDERS MEETING AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, DEPOMED, THE SPECIAL SHAREHOLDERS MEETING AND THE PROPOSED TRANSACTION, AS APPLICABLE. Investors and security holders may obtain free copies of the Special Meeting Solicitation Statement and these other related documents (when they are available) filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3400 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Certain Information Regarding Participants

Horizon Pharma and/or Depomed and their respective directors, executive officers and certain other employees may be deemed participants in a solicitation of proxies in connection with the request to call the special shareholders meeting and in connection with the proposed transaction. You can find information about Horizon Pharma’s directors, executive officers and such certain other employees in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, Horizon Pharma’s definitive proxy statement filed with the SEC on May 6, 2015, Horizon Pharma’s Current Report on Form 8-K/A filed with the SEC on July 27, 2015 and the Special Meeting Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meeting and the proposed transaction. You can find information about Depomed’s directors, executive officers and its employees who are participants in such solicitation in Depomed’s definitive proxy statement filed with the SEC on April 16, 2015 and the Special Meeting Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meeting and the proposed transaction. These documents are available free of charge at the SEC’s web site at www.sec.gov and, with respect to Horizon Pharma, from Investor Relations at Horizon Pharma as described above. Additional information regarding the interests of such potential participants is included in the Special Meeting Solicitation Statement and will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2015	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer